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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):     December 31, 1997


                           FOUNDATION HEALTH SYSTEMS, INC.
                           -------------------------------
                (Exact name of registrant as specified in its charter)

                                       Delaware
                                       --------
                    (State or other jurisdiction of incorporation)

        1-12718                                        95-4288333
------------------------                     ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


                21600 Oxnard Street, Woodland Hills, California 91367
-------------------------------------------------------------------
                       (Address of principal executive office)

        Registrant's telephone number, including area code:    (818) 676-6978


                                    Not Applicable

            (Former name or former address, if changed since last report)


                                                                  Page 1 of   9
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                                          Exhibit Index is located at Page    4
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ITEM 5.   OTHER EVENTS

PHYSICIANS HEALTH SERVICES, INC.

          As of December 31, 1997, the Registrant, through PHS Acquisition Corp., a wholly-owned subsidiary of the Registrant ("Merger Sub"), acquired Physicians Health Services, Inc. ("PHS") pursuant to an Agreement and Plan of Merger (the "Plan of Merger") dated as of May 8, 1997, as amended, by and among the Registrant, Merger Sub and PHS. Upon the effective time of the merger transaction (which took place when the certificate of merger was filed with the Delaware Secretary of State on January 2, 1998), PHS became a wholly-owned subsidiary of the Registrant. PHS is a managed health care company which, through its subsidiaries, provides managed health care for more than 500,000 individuals in the states of Connecticut, New Jersey and New York.

          As a result of the merger the former stockholders of PHS will receive $28.25 in cash for every share of PHS Common Stock (both Class A and Class B) previously held. Such transaction is described in the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

          The Registrant effected the transaction as described above for an aggregate consideration of approximately $271 million, approximately $265 million of which is to be paid in cash to PHS shareholders and approximately $6 million of which was used to buy-out all outstanding employee stock options to purchase shares of PHS.

          The acquisition was funded through a draw on the Registrant's $1.5 billion revolving line of credit with a consortium of commercial banks led by Bank of America.

FOHP, INC.

          The Registrant also announced on January 5, 1998 that it had recently purchased additional subordinated convertible debentures of FOHP, Inc., and that it had recently converted approximately $70 million in principal amount of such debentures into approximately 98% of the outstanding equity of FOHP, all as described in the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits
               --------

               Item No.                           Exhibit Index
---------------------------------------------------------------

                99.1 Press release issued January 5, 1998 by the Registrant and Physicians Health Services, Inc.
                                          2

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                                      SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FOUNDATION HEALTH SYSTEMS, INC.


                              By:
                                  ----------------------------------
                                   Michael E. Jansen, Esq.
                                   Vice President, Assistant General
                                   Counsel and Assistant Secretary



Dated:    January 14, 1998


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                                    EXHIBIT INDEX

Exhibit Number                     Description                   Page No.


     99.1           Press release issued January 5, 1998             5


                                          4